--------------------------------------------------------------------------------
                                                             INTERNATIONAL VALUE
--------------------------------------------------------------------------------

AllianceBernstein
International Value
Fund

Annual Report
November 30, 2001

                                [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 16, 2002

Dear Shareholder:

This report provides you with the performance, market activity and outlook for AllianceBernstein International Value Fund (the "Fund") for the annual reporting period ended November 30, 2001.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of non-U.S. equity securities, emphasizing investments in undervalued companies whose long-term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Investment Results

The following table provides performance for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index, for the six-month and since inception periods ended November 30, 2001.

INVESTMENT RESULTS*
Periods Ended November 30, 2001

                                                           ---------------------
                                                              Total Returns
                                                           ---------------------
                                                                         Since
                                                           6 Months  Inception**
--------------------------------------------------------------------------------
AllianceBernstein International Value Fund
  Class A                                                    -5.12%     -3.60%
--------------------------------------------------------------------------------
  Class B                                                    -5.41%     -3.80%
--------------------------------------------------------------------------------
  Class C                                                    -5.60%     -4.00%
--------------------------------------------------------------------------------
MSCI EAFE Index                                             -12.20%     -9.28%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                                  ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is a market-capitalization-weighted index that measures stock performance in 20 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein International Value Fund.

** The Fund's inception date for all share classes is March 29, 2001. Data for the MSCI EAFE Index is from the closest month-end after the Fund's inception date.

      Additional investment results appear on pages 6-7.

In a generally weak market environment, the Fund held up considerably better than its benchmark over both the past six-month and since inception periods. The Fund's outperformance was a result of strong stock selection. Our underweight position in technology and telecommunications stocks, which fared poorly until the last two months of the reporting period, contributed in part to the Fund's outperformance. More importantly, the largest portion of our premium came from picking better-than-average performers across virtually all sectors.

Market Review

Market weakness for most of 2001 reflects mounting concerns throughout the year about the pace of economic growth. Indeed, economies and corporate profits did slow. Then, as some economists began to speculate that we were hitting the bottom of this cycle, the September 11 attacks in the U.S. seemed to forestall hopes of near-term recovery, and stocks the world over sold off in the weeks following.

The market sell off after September 11 made risk-taking potentially more rewarding than it has been in some time. Risk-free investments, such as short-term Treasuries, gained new allure in the increasingly uncertain environment, while investors tended to shun investments perceived as risky--from intermediate and longer-term bonds to equities. As the prices of riskier investments fell in response, potential returns rose. By the end of the third quarter, both stocks and bonds were carrying risk premiums well above their long-term averages. In essence, investors were once again being paid to take on risk--a concept that had gone out of fashion in recent years when equities seemed only to go up.

At the same time, some developments were working to moderate equity risk. First, central banks around the world moved to stave off a more pronounced economic slowdown with a continuation of the aggressive interest rate cuts that began early in the year. Since September 11, the U.S. Federal Reserve cut rates three more times, bringing the total cuts for the year to 11, and the European Central Bank made two 50-basis point cuts after moving slowly earlier in the year. Second, although earnings reports continued to show weakness, many reports proved stronger than expected after the September 11 disruption.

Earnings resilience stemmed in part from the fact that many businesses, par-


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

ticularly technology companies, had made considerable progress in working off the excesses that led to the slowdown. In the U.S., where over-investment had been most pronounced in the bubble years, technology spending has now fallen to below-trend levels, and inventories across all businesses have been contracting rapidly. Similar trends are being replicated throughout the world. Indications of improving economic and business fundamentals helped spark a rally in global stock markets during the final two months of the reporting period, with technology and telecommunications stocks being primary beneficiaries.

Market Commentary

Technology and telecommunications' strength in October and November raised the question as to whether we have reached the end of the value rally that has run since March 2000, benefiting lower-priced stocks such as those which the Fund emphasizes. We do not believe this is the case. Although technology and telecommunications stocks have enjoyed a short-term resurgence, our analysis shows that they are generally still priced too high in relation to realistic earnings prospects. There are exceptions, however, and we have moved to take advantage of more attractively priced opportunities in these areas. In most cases, fundamentals have to improve considerably before current stock prices look attractive. Rather, we see continuing opportunity in the value segment of the markets.

One area where valuations have been particularly low overseas is insurance. Many leading insurers had been reducing capital through share buybacks, special dividends and the like before September 11. Related claims--likely to be the largest in history--stood to take a sizable bite out of industry capital, particularly in the reinsurance area. The threat of these losses widely depressed stock prices in the industry. As the capital declines with which insurers need to write new policies, industry supply tightens and insurance prices tend to rise. Companies with the strongest balance sheets are in the best position to write new, higher-priced--and therefore, more profitable--policies. We took advantage of the opportunity to buy solid companies that stood to benefit from improved industry pricing.

In the face of economic uncertainty, cyclical companies have also been priced low. But our analysis shows that many companies grew much more conservative in their capacity expansion in the most recent cyclical peaks, which should leave them less vulnerable to a downturn than in the past and better able to recover quickly. For example, the paper industry capacity has been contracting for several years. This has helped support pricing in various paper grades.

Market Outlook

Despite some signs of improving fundamentals, global economic recovery is still not certain. For example, shortly after the period under review, it was reported that Japan had re-entered a recession, and that U.S. unemployment took a meaningful upturn. Amid this continued uncertainty, we are placing increased emphasis on companies with


--------------------------------------------------------------------------------
                                  ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

solid balance sheets that should sustain the remaining environmental weakness--and that possess the ability to benefit quickly should the environment improve.

We are pursuing three broad themes that position the Fund's portfolio for various economic scenarios. A significant portion of the Fund's holdings is invested in well-capitalized financial-services companies that may gain share from weaker competitors, such as reinsurers as well as consumer-oriented banks. Another meaningful piece of the Fund's portfolio is invested in those cyclical companies whose disciplined investment programs over the past few years have kept capacity in check. Finally, we have significant investments in defensive stocks in sectors such as consumer staples and utilities; we have made these investments because they offer good earnings potential in relation to the price of the stock, but they should also serve to cushion the Fund's portfolio if economic weakness persists.

Recent sell offs increased opportunities across all markets, as investors became far more risk-averse. But these opportunities are particularly pronounced outside the U.S. For example, on a price-to-cash-flow basis, stocks in Europe and Japan are priced well below both U.S. stocks and their own historical norms. At the same time, the U.S. dollar continues to appear overvalued, and recent declines in U.S. short-term interest rates should lessen support for the U.S. currency. If the dollar does decline, unhedged overseas investments would be worth more to U.S. investors. This is a good time to take advantage of the strong opportunities available in overseas markets, and we believe that the Fund is well positioned to exploit them.


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4 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your interest and investment in AllianceBernstein International Value Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Andrew S. Adelson

Andrew S. Adelson
Senior Vice President


/s/ Kevin F. Simms

Kevin F. Simms
Senior Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Andrew S. Adelson

[PHOTO]     Kevin F. Simms

Portfolio Managers, Andrew S. Adelson and Kevin F. Simms, have over 35 years of combined investment experience.


--------------------------------------------------------------------------------
                                  ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2001

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $175.1
3/29/01
Class B Shares
3/29/01
Class C Shares
3/29/01

COUNTRY BREAKDOWN

  19.1% United Kingdom
  12.7% Japan
  11.8% France                      [PIE CHART]
  10.9% Canada
   6.1% Netherlands
   5.6% Italy
   4.3% Sweden
   4.0% Taiwan
   3.6% Germany
   3.4% Spain
   3.0% Finland
  10.1% Other

   5.4% Short-Term

SECTOR BREAKDOWN

  32.5% Finance
  10.9% Capital Equipment
   8.5% Energy                      [PIE CHART]
   8.0% Construction & Housing
   7.2% Industrial Commodities
   7.0% Consumer Cyclicals
   4.0% Industrial
   3.9% Technology
   3.8% Utilities
   8.8% Other

   5.4% Short-Term

All data as of November 30, 2001. The Fund's country and sector breakdowns are expressed as a percentage of total investments and may vary over time. "Other" countries represent less than 3% weightings in South Africa, Hong Kong, Ireland, Australia, Switzerland and Korea. "Other" sectors represent less than 3% weightings in consumer staples, services, resources, medical and consumer discretionary.


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

CUMULATIVE TOTAL RETURNS AS OF NOVEMBER 30, 2001

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
Since Inception*                           -3.60%                    -7.66%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
Since Inception*                           -3.80%                    -7.65%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
Since Inception*                           -4.00%                    -4.96%

SEC CUMULATIVE TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2001)

                                      Class A           Class B          Class C
                                      Shares            Shares           Shares
--------------------------------------------------------------------------------
Since Inception*                       -4.69%            -4.67%           -1.89%

The Fund's investment results represent cumulative total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk. The Fund can invest in small to mid-capitalization companies. These investments may be more volatile than investments in large capitalization companies.

Substantially all of the Fund's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for all share classes: 3/29/01.


--------------------------------------------------------------------------------
                                  ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
November 30, 2001

                                                                      Percent of
Company                                             U.S. $ Value      Net Assets
--------------------------------------------------------------------------------
Honda Motor Co., Ltd.                              $   7,629,208            4.4%
--------------------------------------------------------------------------------
PSA Peugoet Citroen                                    7,205,586            4.1
--------------------------------------------------------------------------------
DSM NV                                                 7,019,150            4.0
--------------------------------------------------------------------------------
Compal Electronics, Inc.                               6,660,259            3.8
--------------------------------------------------------------------------------
Canon, Inc.                                            6,633,014            3.8
--------------------------------------------------------------------------------
ENI SpA                                                5,695,088            3.2
--------------------------------------------------------------------------------
Safeway Plc                                            5,099,911            2.9
--------------------------------------------------------------------------------
Talisman Energy, Inc.                                  4,991,185            2.9
--------------------------------------------------------------------------------
Stora Enso Oyj Series R                                4,938,835            2.8
--------------------------------------------------------------------------------
Assurances Generales de France                         4,869,253            2.8
--------------------------------------------------------------------------------
                                                   $  60,741,489           34.7%

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2001

                                                  ------------------------------
                                                              Shares*
                                                  ------------------------------
Purchases                                            Bought   Holdings 11/30/01
--------------------------------------------------------------------------------
Assurances Generales de France                       98,250              98,830
--------------------------------------------------------------------------------
Canon, Inc.                                         194,000             196,000
--------------------------------------------------------------------------------
DSM NV                                              194,425             196,875
--------------------------------------------------------------------------------
ENI SpA                                             478,200             484,200
--------------------------------------------------------------------------------
Honda Motor Co., Ltd.                               198,300             201,300
--------------------------------------------------------------------------------
Fuji Heavy Industries, Ltd.                         814,000             821,000
--------------------------------------------------------------------------------
PSA Peugoet Citroen                                 169,925             170,130
--------------------------------------------------------------------------------
Royal & Sun Alliance Insurance Group Plc            806,900             821,500
--------------------------------------------------------------------------------
Safeway Plc                                       1,152,757           1,167,457
--------------------------------------------------------------------------------
Talisman Energy, Inc.                               139,500             141,300
--------------------------------------------------------------------------------

Sales                                                  Sold   Holdings 11/30/01
--------------------------------------------------------------------------------
Altana AG                                             2,370                  -0-
--------------------------------------------------------------------------------
British Airways Plc                                   9,800                  -0-
--------------------------------------------------------------------------------
CGNU Plc                                              4,600                  -0-
--------------------------------------------------------------------------------
The Nomura Securities Co., Ltd.                       2,000                  -0-
--------------------------------------------------------------------------------
Sampo Oyj Series A                                    3,500                  -0-
--------------------------------------------------------------------------------

*     Adjusted for spin-offs and stock splits.


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2001

Company                                                    Shares   U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-90.8%

Australia-1.9%
Australia and New Zealand Banking Group,
   Ltd. ..........................................        385,800    $ 3,375,073
                                                                    ------------

Canada-10.5%
Bank of Montreal ................................         125,600      2,761,889
Bank of Nova Scotia .............................          80,600      2,512,081
Canadian National Railway Co. ...................          99,050      4,428,629
Petro-Canada ....................................         151,000      3,647,181
Talisman Energy, Inc. ...........................         141,300      4,991,185
                                                                    ------------
                                                                      18,340,965
                                                                    ------------
Finland-2.9%
Stora Enso Oyj Series R .........................         386,900      4,938,835
UPM-Kymmene Oyj .................................           2,700         91,304
                                                                    ------------
                                                                       5,030,139
                                                                    ------------
France-11.3%
Assurances Generales de France ..................          98,830      4,869,253
Compagnie de Saint-Gobain .......................          26,310      3,839,307
PSA Peugoet Citroen .............................         170,130      7,205,586
Societe Generale ................................          72,575      3,952,770
                                                                    ------------
                                                                      19,866,916
                                                                    ------------
Germany-3.4%
AMB Generale ....................................          31,800      3,019,561
Hannover Rueckversicherungs-AG ..................          44,200      2,985,018
                                                                    ------------
                                                                       6,004,579
                                                                    ------------
Hong Kong-2.2%
Wharf (Holdings), Ltd. ..........................       1,817,000      3,890,817
                                                                    ------------

Ireland-2.2%
Bank of Ireland .................................         440,000      3,902,104
                                                                    ------------

Italy-5.4%
ENI SpA .........................................         484,200      5,695,088
San Paolo - IMI SpA .............................         342,700      3,779,054
                                                                    ------------
                                                                       9,474,142
                                                                    ------------
Japan-12.1%
Canon, Inc. .....................................         196,000      6,633,014
Fuji Heavy Industries, Ltd. .....................         821,000      3,464,697
Honda Motor Co., Ltd. ...........................         201,300      7,629,208
Takefuji Corp. ..................................          43,600      3,520,695
                                                                    ------------
                                                                      21,247,614
                                                                    ------------
Korea-0.3%
Hyundai Motor Co., Ltd. GDR(a) ..................          44,990        448,874
                                                                    ------------


--------------------------------------------------------------------------------
                                  ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                        Shares or
                                                        Principal
                                                           Amount
Company                                                     (000)   U.S. $ Value
--------------------------------------------------------------------------------

Netherlands-5.9%
DSM NV ..........................................         196,875   $  7,019,150
ING Groep NV ....................................         124,370      3,253,190
                                                                    ------------
                                                                      10,272,340
                                                                    ------------
South Africa-2.3%
Sappi, Ltd. ADR .................................         386,100      3,945,942
                                                                    ------------
Spain-3.2%
Grupo Dragados, SA ..............................         139,700      1,733,234
Iberdrola, SA ...................................         305,700      3,926,951
                                                                    ------------
                                                                       5,660,185
                                                                    ------------
Sweden-4.2%
Electrolux AB Series B ..........................         249,200      3,609,055
Nordea AB .......................................         739,100      3,671,945
                                                                    ------------
                                                                       7,281,000
                                                                    ------------
Switzerland-0.8%
Novartis AG .....................................          40,000      1,408,897
                                                                    ------------

Taiwan-3.8%
Compal Electronics, Inc. ........................       1,266,209      6,660,259
                                                                    ------------
United Kingdom-18.4%
British American Tobacco Plc ....................         552,800      4,451,514
Lattice Group Plc ...............................       1,131,500      2,451,260
Lloyds TSB Group Plc ............................         378,000      3,889,737
Royal & Sun Alliance Insurance Group Plc ........         821,500      4,689,227
Royal Bank of Scotland Group Plc ................         194,400      4,502,367
Safeway Plc .....................................       1,167,457      5,099,911
Six Continents Plc ..............................         308,000      3,116,738
Wolseley Plc ....................................         548,200      3,933,958
                                                                    ------------
                                                                      32,134,712
                                                                    ------------
Total Common Stocks
   (cost $161,395,545) ..........................                    158,944,558
                                                                    ------------

SHORT-TERM INVESTMENT-5.2%
Time Deposit-5.2%
State Street Euro Dollar
   1.50%, 12/03/01
   (cost $9,090,000) ............................         $ 9,090      9,090,000
                                                                    ------------

Total Investments-96.0%
   (cost $170,485,545) ..........................                    168,034,558
Other assets less liabilities-4.0% ..............                      7,020,065
                                                                    ------------

Net Assets-100% .................................                   $175,054,623
                                                                    ============


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2001, this security amounted to $448,874 or 0.3% of net assets.

      Glossary of Terms:

      ADR - American Depositary Receipt

      GDR - Global Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2001

Assets
Investments in securities, at value (cost $170,485,545) .......   $ 168,034,558
Cash ..........................................................             396
Foreign cash, at value (cost $6,467,563) ......................       6,505,308
Receivable for shares of beneficial interest sold .............       1,132,162
Dividends and interest receivable .............................         261,029
Receivable due from Adviser ...................................         125,544
Receivable for variation margin on futures contracts ..........          67,543
Deferred offering costs .......................................          37,339
                                                                  -------------
Total assets ..................................................     176,163,879
                                                                  -------------
Liabilities
Payable for investment securities purchased ...................         833,008
Payable for shares of beneficial interest redeemed ............         103,391
Distribution fee payable ......................................           3,884
Accrued expenses ..............................................         168,973
                                                                  -------------
Total liabilities .............................................       1,109,256
                                                                  -------------
Net Assets ....................................................   $ 175,054,623
                                                                  =============
Composition of Net Assets
Paid-in capital ...............................................   $ 176,676,578
Accumulated net realized loss on investments,
   futures contracts and foreign currency transactions ........          (5,733)
Net unrealized depreciation of investments, futures
   contracts and foreign currency denominated assets
   and liabilities ............................................      (1,616,222)
                                                                  -------------
                                                                  $ 175,054,623
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
   Net asset value and redemption price per share
   ($3,989,515 / 413,765 shares of beneficial interest
   issued and outstanding) ....................................          $ 9.64
Sales charge--4.25% of public offering price ..................             .43
                                                                         ------
Maximum offering price ........................................          $10.07
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($2,220,062 / 230,836 shares of beneficial interest
   issued and outstanding) ....................................          $ 9.62
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($1,582,329 / 164,743 shares of beneficial interest
   issued and outstanding) ....................................          $ 9.60
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($167,262,717 / 17,284,287 shares of beneficial interest
   issued and outstanding) ....................................          $ 9.68
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
March 29, 2001(a) to November 30, 2001

Investment Income
Dividends (net of foreign taxes withheld
   of $71,649) .................................    $   645,082
Interest .......................................         83,442     $   728,524
                                                    -----------
Expenses
Advisory fee ...................................        459,738
Distribution fee - Class A .....................          3,963
Distribution fee - Class B .....................          8,117
Distribution fee - Class C .....................          4,788
Transfer agency ................................        224,692
Custodian ......................................         93,133
Administrative .................................         92,000
Amortization of offering expenses ..............         77,185
Registration ...................................         45,323
Audit and legal ................................         44,379
Printing .......................................         40,495
Organization expenses ..........................         35,150
Trustees' fees .................................         16,025
Miscellaneous ..................................          1,807
                                                    -----------
Total expenses .................................      1,146,795
Less: expenses waived and reimbursed
   by the Adviser (See Note B) .................       (711,849)
                                                    -----------
Net expenses ...................................                        434,946
                                                                    -----------
Net investment income ..........................                        293,578
                                                                    -----------
Realized and Unrealized Gain (Loss) on
Investments, Futures Contracts and
Foreign Currency Transactions
Net realized gain on investment
   transactions ................................                        617,360
Net realized loss on futures contracts .........                       (615,089)
Net realized loss on foreign currency
   transactions ................................                       (640,054)
Net change in unrealized
   appreciation/depreciation of:
   Investments .................................                     (2,450,987)
   Futures contracts ...........................                        799,163
   Foreign currency denominated assets
     and liabilities ...........................                         35,602
                                                                    -----------
Net loss on investments, futures contracts
   and foreign currency transactions ...........                     (2,254,005)
                                                                    -----------
Net Decrease in Net Assets from
   Operations ..................................                    $(1,960,427)
                                                                    ===========

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                              March 29, 2001(a)
                                                                     to
                                                              November 30, 2001
                                                              =================

Increase (Decrease) in Net Assets from Operations
Net investment income .....................................   $         293,578
Net realized loss on investments, futures contracts and
   foreign currency transactions ..........................            (637,783)
Net change in unrealized appreciation/depreciation of
   investments, futures contracts and foreign currency
   denominated assets and liabilities .....................          (1,616,222)
                                                              -----------------
Net decrease in net assets from operations ................          (1,960,427)
Transactions in Shares of Beneficial Interest
Net increase ..............................................         176,990,050
                                                              -----------------
Total increase ............................................         175,029,623
Net Assets
Beginning of period .......................................              25,000
                                                              -----------------
End of period .............................................   $     175,054,623
                                                              =================

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2001

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the "Trust"), was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the Global Value Fund, the International Value Fund, the Small Cap Value Fund and the Value Fund (the "Funds"). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the International Value Fund (the "Fund"). The Fund commenced operations on March 29, 2001. The Fund offers Class A, Class B, Class C and Advisor Class shares. Prior to commencement of operations on March 29, 2001, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 2,480 shares of Class A and 10 shares each of Class B and Class C for the aggregate amount of $24,800 for Class A shares and $100 each for Class B and Class C shares on February 15, 2001. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market,


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization and Offering Expenses

Organization expenses of $35,150 were charged to the Fund as incurred prior to commencement of operations and reimbursed by the Adviser. Offering expenses of $114,524 have been deferred and are being amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions, net operating losses and non-deductible organization costs, resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investments, and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated January 31, 2001, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from December 12, 2000 (date of organization of the Fund) to March 27, 2002, to the extent necessary to prevent total fund operating expenses from exceeding the annual rate of 2.50% of average daily net assets for Class A shares, 3.20% of average daily net assets for Class B shares and Class C shares and 2.20% of average daily net assets for Advisor Class shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than March 27, 2004, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses.

For the period ended November 30, 2001, expenses in the amount of $112,335 were waived and reimbursed by the Adviser that are subject to repayment.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Effective July 2, 2001, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.20% of average daily net assets for Class A shares, 1.90% of average daily net assets for Class B shares and Class C shares and .90% of average daily net assets for Advisor Class shares. For the period ended November 30, 2001, such reimbursement amounted to $501,514.

Pursuant to the Advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the period ended November 30, 2001, the Adviser agreed to waive its fees. Such waiver amounted to $92,000.

The Fund compensates Alliance Global Investor Services, Inc. ("AGIS"), (formerly Alliance Fund Services, Inc.) a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the period ended November 30, 2001, such fees amounted to $209,486. The transfer agent agreed to waive a portion of its fees for such services. Such waiver amounted to $6,000.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $4,592 from the sale of Class A shares and $1,687 and $261 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares for the period ended November 30, 2001.

Brokerage commissions paid on investment transactions for the period ended November 30, 2001, amounted to $270,746, of which $23,891 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $150,478 and $60,623 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $167,682,391 and $6,941,113, respectively, for the period ended November 30, 2001. There were no purchases or sales of U.S. government or government agency obligations for the period ended November 30, 2001.

At November 30, 2001, the cost of investments for federal income tax purposes was $170,491,278. Accordingly, gross unrealized appreciation of investments was $4,155,860 and gross unrealized depreciation of investments was $6,612,580, resulting in net unrealized depreciation of $2,456,720, excluding futures contracts and foreign currency transactions.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At November 30, 2001, the Fund had outstanding futures contracts as follows:

                                                               Value at
               Number of            Expiration    Original   November 30,   Unrealized
    Type       Contracts  Position     Month        Value        2001      Appreciation
=============  =========  ========  ==========  ===========  ============  ============
EURO STOXX 50     390       Long     Dec 2001   $11,998,203  $12,797,366     $799,163

A portion of the foreign cash included in the statement of assets and liabilities has been segregated as collateral for the futures transactions outstanding at November 30, 2001.

2. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

There were no forward exchange currency contracts outstanding at November 30, 2001.

NOTE E

Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized, without par value, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Transactions in shares of beneficial interest were as follows:

                                                   ------------    ------------
                                                      Shares          Amount
                                                   ------------    ------------

                                                      March 29,       March 29,
                                                     2001(a) to      2001(a) to
                                                   November 30,    November 30,
                                                           2001            2001
                                                   ----------------------------

Class A
Shares sold                                             792,474    $  7,875,192
-------------------------------------------------------------------------------
Shares redeemed                                        (381,189)     (3,846,515)
-------------------------------------------------------------------------------
Net increase                                            411,285    $  4,028,677
===============================================================================

Class B
Shares sold                                             246,370    $  2,409,399
-------------------------------------------------------------------------------
Shares redeemed                                         (15,544)       (148,221)
-------------------------------------------------------------------------------
Net increase                                            230,826    $  2,261,178
===============================================================================

Class C
Shares sold                                             184,420    $  1,779,836
-------------------------------------------------------------------------------
Shares redeemed                                         (19,687)       (186,518)
-------------------------------------------------------------------------------
Net increase                                            164,733    $  1,593,318
===============================================================================

Advisor Class
Shares sold                                          17,312,555    $169,379,017
-------------------------------------------------------------------------------
Shares redeemed                                         (28,268)       (272,140)
-------------------------------------------------------------------------------
Net increase                                         17,284,287    $169,106,877
===============================================================================

(a)   Commencement of operations.


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include revaluation of currencies and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended November 30, 2001.

NOTE H

Subsequent Event

On January 25, 2002, the Trustees of Alliance International Fund ("AIF") approved the acquisition of the assets and liabilities of AIF (the "Acquisition") by AllianceBernstein International Value Fund, a series of AllianceBernstein Trust ("International Value"). The Trustees of International Value similarly approved the Acquisition on January 24, 2002. Approval of the Acquisition also requires the affirmative vote of a majority of the outstanding shares of AIF and a special meeting of shareholders of AIF is expected to be held in May 2002 for this purpose. Approval of the Acquisition by the shareholders of International Value is not required. If the Acquisition is approved by the AIF shareholders, AIF would, prior to the Acquisition, liquidate approximately 90% of its investment portfolio, which would entail brokerage costs and will reduce the net asset value of AIF. AIF would then transfer all of its assets and liabilities to International Value in exchange for International Value shares of the appropriate classes, which would then be distributed to AIF shareholders on a relative net asset value basis. Proxy materials relating to the Special Meeting are expected to be mailed in mid-March 2002 to all AIF shareholders of record as of March 1, 2002 (the "Record Date"). If approved by AIF shareholders, the Acquisition is expected to close within a few weeks after the Special Meeting. A shareholder who buys shares of AIF after the Record Date will not be entitled to vote those shares on the Acquisition but may request a copy of the proxy materials. The Acquisition is expected to be a tax-free transaction and shareholders of AIF will not be assessed any sales charges in connection with the Acquisition.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                       ------------     ------------     ------------     ------------
                                          Class A          Class B          Class C           Class
                                       ------------     ------------     ------------     ------------

                                          March 29,        March 29,        March 29,        March 29,
                                         2001(a) to       2001(a) to       2001(a) to       2001(a) to
                                       November 30,     November 30,     November 30,     November 30,
                                               2001             2001             2001             2001
                                       -----------------------------------------------------------------
Net asset value, beginning
  of period ........................         $10.00           $10.00           $10.00         $  10.00
                                       -----------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b)(c) ........            .04               -0-              -0-             .04
Net realized and unrealized loss
  on investments, futures contracts
  and foreign currency transactions            (.40)            (.38)            (.40)            (.36)
                                       -----------------------------------------------------------------
Net decrease in net asset value
  from operations ..................           (.36)            (.38)            (.40)            (.32)
                                       -----------------------------------------------------------------
Net asset value, end of period .....         $ 9.64           $ 9.62           $ 9.60         $   9.68
                                       =================================================================
Total Return
Total investment return based on
  net asset value(d) ...............          (3.60)%          (3.80)%          (4.00)%          (3.20)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................         $3,990           $2,220           $1,582         $167,263
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements(e) ......           1.44%            2.19%            2.23%             .90%
  Expenses, before
    waivers/reimbursements(e) ......           5.11%            7.84%            8.77%            2.26%
  Net investment income (loss)(c)(e)            .62%            (.05)%            .03%             .65%
Portfolio turnover rate ............             11%              11%              11%              11%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of fees and expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                    ----------------------------
                                                    REPORT OF ERNST & YOUNG, LLP
                                                    INDEPENDENT AUDITORS
                                                    ----------------------------

REPORT OF ERNST & YOUNG, LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of AllianceBernstein Trust

We have audited the accompanying statement of assets and liabilities of AllianceBernstein International Value Fund (one of the funds constituting the AllianceBernstein Trust) including the portfolio of investments, as of November 30, 2001, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from March 29, 2001 (commencement of operations) to November 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Value Fund at November 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the period from March 29, 2001 (commencement of operations) to November 30, 2001, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
January 28, 2002


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 23

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 25

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                               -----------------
                                                               BOARD OF TRUSTEES
                                                               -----------------

BOARD OF TRUSTEES

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Andrew S. Adelson, Senior Vice President
Kevin F. Simms, Senior Vice President
Edmund P. Bergan, Jr., Secretary
Andrew L. Gangolf, Assistant Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Ropes & Gray
One International Place
Boston, MA 02110

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

(1)   Member of the Audit Committee.


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                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 27

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ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund will change its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust will change its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund will change its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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28 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

AllianceBernstein International Value Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

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